Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-D

KEY PERFORMANCE FACTORS
November 30, 1996



        Expected B Maturity                         11/17/97


        Blended Coupon                               5.69175%



        Excess Protection Level
          3 Month Average   5.28%
            November, 1996   5.33%
            October, 1996   5.16%
            September, 1996   5.35%


        Cash Yield                                  17.08%


        Investor Charge Offs                         3.86%


        Base Rate                                    7.88%


        Over 35 Day Delinquency                      4.38%


        Seller's Interest                           15.65%


        Total Payment Rate                          11.72%


        Total Principal Balance                     $ 22,372,660,639.66


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 3,500,733,121.17